UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 22, 2023
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Election of Directors
On March 22, 2023, the Board of Directors (the "Board") of Voya Financial, Inc. (the "Company") appointed Stephen Bowman and Hikmet Ersek as directors of the Company, effective as of March 22, 2023. Messrs. Bowman's and Ersek's appointments will increase to thirteen the number of directors of the Company. Effective as of March 22, 2023, Mr. Bowman has been appointed to the Audit Committee, the Risk, Investment and Finance Committee and the Technology, Innovation and Operations Committee and Mr. Ersek has been appointed to the Compensation, Benefits and Talent Management Committee, the Nominating, Governance and Social Responsibility Committee, and the Risk, Investment and Finance Committee. The Board has affirmatively determined that Messrs. Bowman and Ersek will each be independent directors under the corporate governance standards of the New York Stock Exchange.
Mr. Bowman served as chief financial officer of Northern Trust Corporation, a leading provider of wealth management, asset servicing, asset management and banking, from 2014 until his retirement in 2020. Previously, Mr. Bowman held various leadership positions at Northern Trust, including chief human resources officer and CEO of the company’s European and North American regions. He joined Northern Trust in 1985.
Mr. Ersek served as chief executive officer of The Western Union Company, a leader in cross-border, cross-currency money movement and payments, from 2010 to 2021. Previously, he led the company’s international expansion in Europe, Africa and Asia. Prior to joining Western Union, he held several leadership roles at GE Capital and Europay/Mastercard.
Messrs. Bowman and Ersek will each receive compensation as a non-employee director as described on page 70 of the Company's proxy statement filed with the Securities and Exchange Commission on April 14, 2022.
There are no related person transactions involving either Mr. Bowman or Mr. Ersek that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ My Chi To
Name:    My Chi To
Title:    Executive Vice President, Chief Legal Officer and Corporate Secretary
Dated: March 22, 2023